AXP(R)
     Discovery
            Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Discovery Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

(photo of) Arne H. Carlson

From the Chairman
Arne H. Carlson Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of eight sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,

Arne H. Carlson

CONTENTS
From the Chairman                                            2
Economic and Market Update                                   3
Fund Snapshot                                                5
Questions & Answers     with Portfolio Management            6
The Fund's Long-term Performance                            10
Investments in Securities                                   11
Financial Statements                                        15
Notes to Financial Statements                               18
Independent Auditors' Report                                27
Board Members and Officers                                  28

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2   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Economic and Market Update
   FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of)  William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows. The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.


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3   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Economic and Market Update

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

KEY POINTS

-- Economic fundamentals remain positive.

-- Credit "crunch" for business sector persists.

-- Re-evaluation of personal financial goals key.


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4   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2002

PORTFOLIO MANAGER

Portfolio manager    Kenneth L. Abrams
Tenure/since                   4/10/02
Years in industry                   16

Portfolio manager    Jerome Heppelmann
Tenure/since                   4/10/02
Years in industry                   11

FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 8/24/81    B: 3/20/95    C: 6/26/00    Y: 3/20/95

Ticker symbols
A: INDYX      B: IDIBX            C:--         Y:--

Total net assets    $152.0 million
Number of holdings approximately 180

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.
         STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM   SIZE
         X                 SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie graph)

Commons stocks 100.0%

TOP FIVE SECTORS
Percentage of portfolio assets

Computers & office equipment  11.6%

Health care                    8.8

Retail                         7.7

Health care services           7.5

Electronics                    7.1

TOP TEN HOLDINGS
Percentage of portfolio assets

Fisher Scientific Intl       1.8%

AGCO                         1.8

Haemonetics                  1.6

Playtex Products             1.5

Alliance Data Systems        1.4

Affiliated Managers Group    1.4

Triad Hospitals              1.3

Callaway Gold                1.2

Varian Medical Systems       1.2

Scholastic                   1.2

Stocks of small- or-medium sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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5   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Questions & Answers
      WITH PORTFOLIO MANAGEMENT

Q:   How did the Fund perform for the 12-month period ended July 31, 2002?

A: In a challenging period overall for equities, AXP Discovery Fund's fiscal year performance was disappointing. For the 12-month period ended July 31, 2002, the Fund returned -27.54% (Class A shares, excluding sales charges), significantly lagging its benchmark, the S&P SmallCap 600 Index, which returned -12.43%. For the same period, the Russell 2000(R) Index (the Fund's former primary benchmark) returned -17.96%, and the Lipper Small-Cap Core Funds Index returned -15.91%.

Q: About the Portfolio: What are the Fund's performance attributes for the Fund's fiscal year, both before and after the change in management? (In April 2002, Pilgrim Baxter & Associates took over management of approximately 50% of the Fund's assets, while Wellington Management took over management of the other 50% of the Fund's assets. Prior to that time it was managed by Jake Hurwitz and Kent Kelley.)

A: The period opened amid a bear market due to negative earnings announcements and the tragic events of September 11, 2001. Against this backdrop of uncertainty and volatility, Fund performance was not favorable on either a relative or absolute basis. From July 31, 2001 through March 31, 2002, the Fund returned -0.00% (Class A shares, excluding sales charges)
     underperforming the Russell 2000(R) Index, which returned 5.44%, and underperforming the Lipper Small-Cap Core Funds Index which returned 6.56%.

     Under new management, the Fund's performance has continued to lag its benchmark and peers*, although for most of the past three months the manager has

* From March 31, 2002 through July 31, 2002, the Fund returned -27.54% (Class A shares, excluding sales charges) underperforming the Russell 2000(R) Index which returned -22.19% and underperforming the Lipper Small-Cap Core Funds Index, which returned -21.09%.

(bar graph)
           PERFORMANCE COMPARISON
        For the year ended July 31, 2002
  0%
 -5%
-10%              (bar 2)
-15%              -12.43%  (bar 3)  (bar 4)
-20%                       -17.96%  -15.91%
-25%     (bar 1)
-30%     -27.54%

(bar 1) AXP  Discovery  Fund Class A (excluding  sales charge)
(bar 2) S&P SmallCap 600 Index  (unmanaged)
(bar 3) Russell  2000(R) Index  (unmanaged)
(bar 4) Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.



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6   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > We believe small cap stocks will continue to outperform larger companies over the next six months and that the worst of the bear market for U.S. equities is behind us.-- Pilgrim Baxter & Associates, Ltd.(end callout quote)

     been repositioning the portfolio. Although unsatisfactory in our view, given the short time period that has elapsed since we brought on new management for the Fund, we believe there is sufficient cause for optimism.

From Pilgrim Baxter  & Associates, Ltd.:

Q:   What factors affected performance for your portion of the portfolio?

A: Since we began co-managing the Fund in April 2002, the portfolio was in a state of transition. Lack of liquidity in many of these positions caused the transition to be prolonged and had a negative impact on performance.

     The specific factors affecting our portion of the Fund's performance over the past four months were our relative overweight position in the technology sector, and our lack of exposure to small cap regional banks and REITs compared to the benchmark. While the near-term dynamics are weak within the technology sector, we continue to believe the long-term outlook for the sector remains strong. Furthermore, we find the

Average Annual Total Returns
as of July 31, 2002

At Net Asset
Value (NAV)(1)          Class A        Class B       Class C        Class Y
1 year                  -27.54%       -28.21%       -28.25%         -27.45%
5 years                  -9.26%        -9.98%          N/A           -9.12%
10 years                 +2.35%          N/A           N/A             N/A
Since inception            N/A         -0.31%(2)    -23.37%(3)       +0.63%(2)

With Sales Charge       Class A       Class B        Class C         Class Y
1 year                  -31.72%       -31.08%       -28.25%         -27.45%
5 years                 -10.33%       -10.08%          N/A           -9.12%
10 years                 +1.75%          N/A           N/A             N/A
Since inception            N/A         -0.31%(2)    -23.37%(3)       +0.63%(2)

(1)  Excluding sales charge.
(2)  Inception date was March 20, 1995.
(3)  Inception date was June 26, 2000.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.


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7   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Questions & Answers

     current valuations of the companies we own to be compelling. We remain convinced that our process of buying companies with good valuations, improving business dynamics and clear visibility of strong long-term growth remains the best way to capture the highest returns over a full market cycle.

Q:   What is your outlook?

A: We believe small-cap stocks will continue to outperform larger companies over the next six months and that the worst of the bear market for U.S. equities is behind us. The lack of inflation is allowing the Federal Reserve to maintain the current low interest rate environment. This positively affects our outlook for three important reasons. We expect low interest rates will help spur business investment. Also, the low interest rates will cause bonds to be relatively less attractive compared to equities. Finally, this will allow for higher P/E ratios because a dollar of earnings is worth more on a relative basis as interest rates and inflation recede. By focusing on compelling valuations in addition to near-term dynamics and long term growth, we have prudently positioned the portfolio to balance our belief that the economy is on the road to recovery against the possibility of a delayed rebound. We believe this focus will allow our shareholders and our fund to benefit over the long term.

From Wellington Management:

Q: What factors positively impacted performance of your portion of the portfolio?

A: Since we began co-managing the Fund in April 2002, our most successful contributions to performance came from healthcare stocks, specifically healthcare providers and services. Today's demographics support the demand for healthcare services, which tends to allow these companies to hit their forecasts in spite of the economy. We maintain the highest conviction level in the earnings outlook for this sector.

Q:   What factors negatively impacted performance?

A: Since the beginning of our tenure at the helm of this Fund, we started to increase our exposure to growth stocks, with the expectation that we were heading towards economic recovery. This growth bias has hurt the Fund's performance, but long-term, we believe that the Fund will benefit from our decisions.

     Much of the detraction from performance is attributable, specifically, to the Fund's positions in technology stocks. The market has not yet endorsed our belief that technology companies, smaller-cap stocks in particular, are poised for a rebound. In spite of this, our conviction about the upside potential from small-cap technology companies remains strong and intact.


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8   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Questions & Answers

Q: What changes, if any, did you make to the portfolio during the period and why?

A: There have been few structural changes in our positioning since we assumed management of a portion of the Fund in April 2002. We believe that we are close to the bottom for corporate IT spending and we are finding many names at five-year-low valuations. Consequently, we have increased our exposure to technology, specifically in small-cap technology companies that should show explosive earnings growth when the technology spending-recession ends. We expect that many of these small-cap technology companies are well-positioned for growth because their cost structures are very tight and incremental revenues should be very profitable.

Q: How are you structuring your portion of the portfolio for the next several months?

A: We offer an optimistic outlook for AXP Discovery Fund, given its new management and what we believe are encouraging opportunities due to our stock-picking capabilities. For example, stocks that have previously been out of our market cap range fell back into the small-cap universe with stunning rapidity in the wake of equity market weakness. To capitalize on this unique opportunity, our current investment strategy is to upgrade the quality of our holdings.

     Given the uncertainty in the economy and the volatility that continues to permeate our small-cap markets, we continue to spread our bets out to the upper level of the allowable number of names. As our conviction level in the earnings power of our holdings grows, we will look to increase our bets and concentrations, but, for now, caution is our watchword.

     As always, we remain focused on finding the very best small companies we can on a bottom-up basis, applying our significant resources in global research to manage the Fund.

Notes to Shareholders: On March 8, 2002, AXP Discovery Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

At a special meeting on April 9, 2002, shareholders of AXP Discovery Fund approved new subadvisory agreements with Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP. Effective April 10, Pilgrim Baxter and
Wellington Management began subadvising the Fund. Jerome J. Heppelmann of Pilgrim Baxter and Kenneth L. Abrams of Wellington Management succeeded Kent A. Kelley and Jake Hurwitz as the portfolio managers of AXP Discovery Fund.


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9   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

The Fund's Long-Term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Discovery Fund Class A shares (from 8/1/92 to 7/31/02) as compared to three widely cited performance indices, Standard & Poor's SmallCap 600 Index (SmallCap 600 Index), Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
            VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP DISCOVERY FUND $35,000

$30,000           (solid line) AXP Discovery Fund Class A

$25,000           (dotted line) S&P SmallCap 600 Index

$20,000           (small dashed line) Russell 2000(R) Index

$15,000           (large dashed line) Lipper Small-Cap Core Funds Index

$10,000

$5,000
         '92    '93    '94    '95   '96    '97    '98    '99    '00   '01    '02

(solid line)  AXP Discovery  Fund Class A $11,894
(dotted line) S&P SmallCap 600 Index (1) $29,742
(small dashed line) Russell  2000(R)  Index (2) $23,204
(large dashed line) Lipper  Small-Cap Core Funds Index (3) $26,537


1 S&P SmallCap 600 Index, an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

2 Russell 2000(R) Index, an unmanaged index, measures the performance of 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

3 The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Average Annual Total Returns
Class A with Sales Charge as of July 31, 2002

1 year                    -31.72%
5 years                   -10.33%
10 years                   +1.75%
Since inception              N/A

Results for other share classes can be found on page 7.

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10   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Investments in Securities
AXP Discovery Fund, Inc.

July 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (95.9%)
Issuer                                      Shares               Value(a)

Aerospace & defense (0.7%)
DRS Technologies                           24,100(b)             $862,780
Titan                                      23,000(b)              261,050
Total                                                           1,123,830

Automotive & related (0.8%)
BorgWarner                                  7,800                 418,704
Navistar Intl                               3,200                  82,528
Tower Automotive                            1,300(b)                9,737
Visteon                                    69,700                 776,458
Total                                                           1,287,427

Banks and savings & loans (4.4%)
Alliance Data Systems                     100,000(b)            2,080,000
Brookline Bancorp                          78,293                 883,145
Cullen/Frost Bankers                       25,500                 933,300
First Midwest Bancorp                      13,263                 377,863
Granite State Bankshares                   40,700               1,207,569
R & G Financial Cl B                       10,000(c)              199,500
Willow Grove Bancorp                       60,300                 672,345
Wintrust Financial                          9,500                 309,795
Total                                                           6,663,517

Building materials & construction (1.9%)
Beazer Homes USA                            3,700(b)              230,732
Genlyte Group                              13,400(b)              513,220
Granite Construction                       56,200               1,015,534
Ryland Group                               25,800               1,055,220
Total                                                           2,814,706

Chemicals (3.4%)
Cabot Microelectronics                     13,700(b)              580,058
Cytec Inds                                 31,800(b)              889,128
IMC Global                                133,200               1,445,220
Stericycle                                 16,000(b)              528,160
TETRA Technologies                         48,300(b)              908,040
Wellman                                    56,400                 803,700
Total                                                           5,154,306

Communications equipment & services (1.7%)
Advanced Fibre Communications              54,900(b)              945,927
Nextel Partners Cl A                      244,400(b)              955,604
Sycamore Networks                         266,400(b)              745,920
Total                                                           2,647,451

Computer software & services (0.6%)
Adaptec                                    89,000(b)              525,100
Vignette                                  291,200(b)              413,504
Total                                                             938,604

Computers & office equipment (11.1%)
3Com                                      243,600(b)            1,098,636
Agile Software                             97,000(b)              578,120
American Management Systems                70,000(b)              948,500
ANSYS                                      22,000(b)              458,260
Avocent                                    36,900(b)              554,607
CheckFree                                   8,900(b)               88,644
Computer Network Technology                24,000(b)              131,520
Fair, Isaac & Co                           46,500               1,657,726
Forrester Research                         40,000(b)              576,000
Hyperion Solutions                         53,400(b)            1,098,438
Ingram Micro Cl A                          74,600(b)              820,600
JDA Software Group                         26,200(b)              366,800
Maxtor                                    275,700(b)            1,033,875
Merix                                      31,800(b)              198,750
Novadigm                                   27,500(b)               64,075
Palm                                      292,300(b)              318,607
PRG-Schultz Intl                          109,300(b)            1,177,161
Sanchez Computer Associates               112,700(b)              343,735
Silicon Storage Technology                223,400(b)            1,192,956
TeleTech Holdings                         111,900(b)              634,473
Varian                                     34,900(b)            1,111,565
Verity                                     61,520(b)              689,024
Western Digital                           266,400(b)            1,182,816
Wind River Systems                        130,700(b)              607,755
Total                                                          16,932,643


See accompanying notes to investments in securities.

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11   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Issuer                                        Shares             Value(a)

Electronics (6.8%)
Actel                                      40,600(b)             $593,572
ATMI                                       31,700(b)              572,819
Brooks-PRI Automation                      44,600(b)              848,292
Credence Systems                           57,200(b)              783,640
DSP Group                                  54,000(b)              907,740
GlobespanVirata                           203,300(b)              719,682
Harman Intl Inds                           21,810                 940,011
MIPS Technologies Cl B                     74,800(b)              207,196
Molecular Devices                          39,200(b)              495,880
Moog Cl A                                  15,000(b)              498,000
Oak Technology                             62,300(b)              239,855
Symbol Technologies                       120,200               1,098,628
Varian Medical Systems                     42,220(b)            1,764,796
Zoran                                      45,950(b)              655,247
Total                                                          10,325,358

Energy (2.7%)
Brown (Tom)                                21,400(b)              492,200
Premcor                                    12,600(b)              274,680
Stone Energy                               34,900(b)            1,185,902
Sunoco                                     36,300               1,290,102
Tesoro Petroleum                           37,300(b)              156,660
Vintage Petroleum                          82,000                 719,960
Total                                                           4,119,504

Energy equipment & services (2.8%)
Atwood Oceanics                            29,000(b)              951,200
Cal Dive Intl                              76,000(b)            1,457,680
Grey Wolf                                 303,400(b)              910,200
Helmerich & Payne                          25,200                 835,884
Spinnaker Exploration                       4,500(b)              126,630
Total                                                           4,281,594

Financial services (5.3%)
Affiliated Managers Group                  42,900(b)            2,025,738
CoStar Group                               44,800(b)              940,800
E*TRADE Group                             180,200(b)              711,790
Intrawest                                  79,200(c)            1,116,720
Investment Technology Group                22,600(b)              765,462
iShares S&P SmallCap 600
   Index Fund                               8,000                 788,000
Providian Financial                       152,700                 766,554
Van der Moolen Holding ADR                 43,200(c)              900,720
Total                                                           8,015,784

Food (0.8%)
Dole Food                                  24,700                 739,518
Monterey Pasta                             41,900(b)              314,669
Sensient Technologies                       9,800                 209,818
Total                                                           1,264,005

Furniture & appliances (0.3%)
Furniture Brands Intl                      15,500(b)              393,700

Health care (8.4%)
Ciphergen Biosystems                      279,500(b)              936,325
Conmed                                     41,500(b)              757,375
CV Therapeutics                            25,400(b)              635,000
Enzon                                      16,800(b)              379,680
Haemonetics                                86,800(b)            2,304,540
Harvard Bioscience                         12,000(b)               61,800
Incyte Genomics                           113,501(b)              702,571
Integra LifeSciences Holdings              19,700(b)              327,020
Kensey Nash                                56,000(b)              808,080
Myriad Genetics                            26,200(b)              605,534
Priority Healthcare Cl B                   43,000(b)              900,420
Serologicals                               82,800(b)            1,339,870
SICOR                                      79,800(b)            1,272,810
Techne                                     42,610(b)            1,178,167
Wilson Greatbatch
   Technologies                            26,800(b)              625,780
Total                                                          12,834,972

Health care services (7.2%)
Abgenix                                    55,700(b)              513,554
Applera - Cerera Genomics
   Group                                   49,500(b)              521,235
ArQule                                     17,100(b)              113,031
Beverly Enterprises                        14,200(b)               45,014
Community Health Systems                    8,000(b)              198,000
Coventry Health Care                       54,600(b)            1,646,190
Eclipsys                                    7,600(b)               49,468
Humana                                     87,200(b)            1,073,432
Kindred Healthcare                         24,100(b)              814,339
LifePoint Hospitals                        29,600(b)            1,007,880
Manor Care                                 52,200(b)            1,147,878
Matria Healthcare                          33,100(b)              241,961
Mid Atlantic Medical Services              21,100(b)              687,016
Triad Hospitals                            48,500(b)            1,939,030
VCA Antech                                 66,800(b)              911,152
Total                                                          10,909,180

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Issuer                                        Shares             Value(a)

Household products (2.7%)
Dial                                       31,700                $634,634
JAKKS Pacific                              39,500(b)              456,225
Playtex Products                          196,600(b)            2,201,920
Rent-Way                                   37,700(b)              256,360
Tupperware                                 27,800                 482,330
Total                                                           4,031,469

Industrial equipment & services (2.8%)
AGCO                                      143,800(b)            2,578,334
Global Power Equipment Group                5,800(b)               34,800
Kennametal                                 25,200                 817,488
Minerals Technologies                      21,800                 814,230
Total                                                           4,244,852

Insurance (2.7%)
Fidelity Natl Financial                    15,025                 444,590
Hooper Holmes                             186,200               1,094,856
Reinsurance Group of America               34,900               1,036,530
Scottish Annuity &
   Life Holdings                           19,300(c)             318,643
StanCorp Financial Group                   20,300               1,132,334
Total                                                           4,026,953

Leisure time & entertainment (3.1%)
AMC Entertainment                          88,500(b)              838,980
Aztar                                      41,945(b)              587,230
Callaway Golf                             112,200               1,764,906
Six Flags                                  97,000(b)            1,456,940
Total                                                           4,648,056

Media (4.5%)
ADVO                                       20,000(b)              688,400
Journal Register                           35,600(b)              648,632
Lin TV                                     29,300(b)              617,058
Pixar                                      13,100(b)              576,269
Radio One Cl D                             46,800(b)              655,200
Scholastic                                 44,460(b)            1,733,495
Sinclair Broadcast Group Cl A              65,600(b)              770,800
Valassis Communications                    13,100(b)              480,770
World Wrestling
  Federation Entertainment                 72,100(b)              731,815
Total                                                           6,902,439

Metals (1.0%)
Carpenter Technology                       26,000                 600,080
Stillwater Mining                          92,100(b)              874,950
Total                                                           1,475,030

Miscellaneous (0.5%)
Cumulus Media Cl A                         56,400(b)              752,376

Multi-industry conglomerates (4.3%)
Arbitron                                   11,900(b)              396,865
CDI                                        14,200(b)              402,428
ChoicePoint                                19,800(b)              829,422
Corinthian Colleges                        40,200(b)            1,268,310
Fisher Scientific Intl                     95,200(b)            2,594,200
FTI Consulting                             16,500(b)              664,125
MPS Group                                  63,100(b)              334,430
Total                                                           6,489,780

Paper & packaging (0.3%)
AptarGroup                                 13,100                 391,952

Real estate investment trust (0.7%)
America First Mortgage
  Investments                             104,800                 943,200
Anworth Mortgage Asset                     14,400                 168,624
Total                                                           1,111,824

Restaurants & lodging (2.1%)
Buca                                      132,300(b)            1,124,550
CEC Entertainment                           7,800(b)              294,060
Cheesecake Factory (The)                    9,555(b)              346,273
RARE Hospitality Intl                      55,700(b)            1,455,998
Total                                                           3,220,881

Retail (7.4%)
AnnTaylor Stores                           17,900(b)              444,636
Borders Group                              68,600(b)            1,214,220
Copart                                     20,850(b)              277,305
Duane Reade                                66,700(b)              987,160
Electronics Boutique Holdings              45,900(b)            1,195,695
Foot Locker                                77,400(b)              859,140
Men's Wearhouse                            62,700(b)            1,281,588
NBTY                                       41,900(b)              641,489
Pacific Sunwear of California              45,000(b)              831,600
Phillips-Van Heusen                        23,000                 271,400
Pier 1 Imports                             96,400               1,667,720
ShopKo Stores                              18,000(b)              297,360
Tweeter Home
  Entertainment Group                      26,900(b)              165,435
Wet Seal Cl A                              52,762(b)              828,891
Wild Oats Markets                          24,700(b)              276,121
Total                                                          11,239,760

Textiles & apparel (0.8%)
Hot Topic                                   6,800(b)              105,740
Reebok Intl                                44,000(b)            1,184,040
Total                                                           1,289,780

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Issuer                                        Shares             Value(a)

Transportation (2.3%)
ArvinMeritor                               17,000                $359,720
CNF                                        34,900               1,110,867
EGL                                        89,600(b)            1,050,112
Yellow Corp                                36,200(b)              905,000
Total                                                           3,425,699

Utilities -- electric (1.0%)
DQE                                        43,900                 597,040
PNM Resources                              50,000                 997,500
Total                                                           1,594,540

Utilities -- gas (0.8%)
AGL Resources                              26,000                 590,720
UGI                                        12,600                 390,600
WGL Holdings                                8,200                 200,162
Total                                                           1,181,482

Total common stocks
(Cost: $179,842,559)                                         $145,733,454

Total investments in securities
(Cost: $179,842,559)(d)                                      $145,733,454

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2002, the value of foreign securities represented 1.7% of net assets.

(d) At July 31, 2002, the cost of securities for federal income tax purposes was $181,132,457 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $  5,483,264
     Unrealized depreciation                                  (40,882,267)
                                                              -----------
     Net unrealized depreciation                             $(35,399,003)
                                                             ------------


--------------------------------------------------------------------------------
14   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Discovery Fund, Inc.

July 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $179,842,559)                                                     $ 145,733,454
Cash in bank on demand deposit                                                           10,959,189
Dividends and accrued interest receivable                                                    32,161
Receivable for investment securities sold                                                 4,969,265
                                                                                          ---------
Total assets                                                                            161,694,069
                                                                                        -----------
Liabilities
Capital shares payable                                                                        3,446
Payable for investment securities purchased                                               7,725,527
Payable upon return of securities loaned (Note 5)                                         1,933,000
Accrued investment management services fee                                                    2,714
Accrued distribution fee                                                                      1,498
Accrued service fee                                                                               2
Accrued transfer agency fee                                                                   1,243
Accrued administrative services fee                                                             254
Other accrued expenses                                                                       70,697
                                                                                             ------
Total liabilities                                                                         9,738,381
                                                                                          ---------
Net assets applicable to outstanding capital stock                                    $ 151,955,688
                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                              $     317,592
Additional  paid-in  capital                                                            297,629,499
Accumulated  net  realized  gain  (loss)  (Note  6)                                    (111,882,298)
Unrealized  appreciation  (depreciation)  on investments                                (34,109,105)
                                                                                        -----------
Total -- representing  net assets  applicable
   to outstanding  capital stock                                                      $ 151,955,688
                                                                                      =============
Net assets applicable to outstanding shares:
                                                        Class A                       $ 129,867,393
                                                        Class B                       $  21,196,901
                                                        Class C                       $      17,658
                                                        Class Y                       $     873,736
Net asset value per share of outstanding capital stock:
                                                        Class A shares  26,847,222    $        4.84
                                                        Class B shares   4,729,214    $        4.48
                                                        Class C shares       3,947    $        4.47
                                                        Class Y shares     178,841    $        4.89
                                                                           -------    -------------
*Including securities on loan, at value (Note 5)                                      $   1,838,780
                                                                                      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Statement of operations
AXP Discovery Fund, Inc.

Year ended July 31, 2002
Investment income
Income:
Dividends                                                                     $    695,817
Interest                                                                           270,046
   Less foreign taxes withheld                                                      (2,259)
                                                                                    ------
Total income                                                                       963,604
                                                                                   -------
Expenses (Note 2):
Investment management services fee                                               1,108,190
Distribution fee
   Class A                                                                         481,060
   Class B                                                                         337,479
   Class C                                                                             166
Transfer agency fee                                                                567,710
Incremental transfer agency fee
   Class A                                                                          53,238
   Class B                                                                          19,699
   Class C                                                                              25
Service fee -- Class Y                                                               1,143
Administrative services fees and expenses                                          137,496
Compensation of board members                                                       11,481
Custodian fees                                                                      68,417
Printing and postage                                                                74,378
Registration fees                                                                   34,839
Audit fees                                                                          26,250
Other                                                                               13,070
                                                                                    ------
Total expenses                                                                   2,934,641
   Earnings credits on cash balances (Note 2)                                       (8,477)
                                                                                    ------
Total net expenses                                                               2,926,164
                                                                                 ---------
Investment income (loss) -- net                                                 (1,962,560)
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                     (34,883,272)
Net change in unrealized appreciation (depreciation) on investments            (26,965,344)
                                                                               -----------
Net gain (loss) on investments                                                 (61,848,616)
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $(63,811,176)
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
AXP Discovery Fund, Inc.

Year ended July 31,                                               2002              2001
Operations and distributions
Investment  income (loss) -- net                             $  (1,962,560)    $  (1,223,609)
Net realized gain (loss) on investments                        (34,883,272)      (69,234,685)
Net  change  in  unrealized appreciation (depreciation)
   on investments                                              (26,965,344)       15,196,264
                                                               -----------        ----------
Net increase (decrease) in net assets resulting
   from operations                                             (63,811,176)      (55,262,030)
                                                               -----------       -----------
Distributions to shareholders from:
   Net realized gain
      Class A                                                           --       (70,855,837)
      Class B                                                           --       (14,181,542)
      Class C                                                           --            (1,243)
      Class Y                                                           --        (1,550,700)
                                                               -----------       -----------
Total distributions                                                     --       (86,589,322)
                                                               -----------       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                      57,604,721        48,800,754
   Class B shares                                                1,125,725         2,791,407
   Class C shares                                                   14,524            10,561
   Class Y shares                                                  500,082           807,608
Reinvestment of distributions at net asset value
   Class A shares                                                       --        69,704,251
   Class B shares                                                       --        14,011,930
   Class C shares                                                       --             1,243
   Class Y shares                                                       --         1,550,700
Payments for redemptions
   Class A shares                                             (112,484,998)     (179,360,257)
   Class B shares (Note 2)                                     (13,421,007)      (32,849,898)
   Class C shares (Note 2)                                              --            (2,690)
   Class Y shares                                                 (603,416)       (6,860,266)
                                                                  --------        ----------
Increase (decrease) in net assets
   from capital share transactions                             (67,264,369)      (81,394,657)
                                                               -----------       -----------
Total increase (decrease) in net assets                       (131,075,545)     (223,246,009)
Net assets at beginning of year                                283,031,233       506,277,242
                                                               -----------       -----------
Net assets at end of year                                    $ 151,955,688     $ 283,031,233
                                                             =============     =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
AXP Discovery Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks of small-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
19   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales
The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,962,560 resulting in a net reclassification adjustment to decrease paid-in capital by $1,962,560.

--------------------------------------------------------------------------------
20   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                         2002                  2001

Class A
Distributions paid from:
   Ordinary income                          $--                $69,806,564
   Long-term capital gain                    --                  1,049,273

Class B
Distributions paid from:
   Ordinary income                           --                 13,971,534
   Long-term capital gain                    --                    210,008

Class C
Distributions paid from:
   Ordinary income                           --                      1,225
   Long-term capital gain                    --                         18

Class Y
Distributions paid from:
   Ordinary income                           --                  1,527,736
   Long-term capital gain                    --                     22,964

As of July 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $          --
Accumulated gain (loss)                                      $(110,592,258)
Unrealized appreciation (depreciation)                       $ (35,399,145)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $346,122 for the year ended July 31, 2002.

--------------------------------------------------------------------------------
21   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Effective April 2002, AEFC entered into Investment Subadvisory Agreements with Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2003. Under this agreement total expenses will not exceed 1.30% for Class A, 2.08% for Class B, 2.20% for Class C and 1.13% for Class Y. For the year ended July 31, 2002, the waiver was not invoked since the Fund's expenses were below the cap amount.

Sales charges received by the Distributor for distributing Fund shares were $109,734 for Class A and $32,968 for Class B for the year ended July 31, 2002.

During the year ended July 31, 2002, the Fund's custodian and transfer agency fees were reduced by $8,477 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
22   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $334,549,186 and $397,772,789, respectively, for the year ended July 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $3,342 for the year ended July 31, 2002.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                       Year ended July 31, 2002
                                          Class A        Class B    Class C     Class Y
Sold                                    9,368,049       196,969       2,565      79,875
Issued for reinvested distributions            --            --          --          --
Redeemed                              (18,244,580)   (2,382,680)         --     (93,779)
                                      -----------    ----------       -----     -------
Net increase (decrease)                (8,876,531)   (2,185,711)      2,565     (13,904)
                                       ----------    ----------       -----     -------

                                                     Year ended July 31, 2001
                                          Class A        Class B    Class C     Class Y
Sold                                    6,246,349       352,261       1,455      91,573
Issued for reinvested distributions    10,388,092     2,227,652         197     229,733
Redeemed                              (21,347,816)   (4,036,946)       (456)   (890,301)
                                      -----------    ----------        ----    --------
Net increase (decrease)                (4,713,375)   (1,457,033)      1,196    (568,995)
                                       ----------    ----------       -----    --------

5. LENDING OF PORTFOLIO SECURITIES
As of July 31, 2002, securities valued at $1,838,780 were on loan to brokers. For collateral, the Fund received $1,933,000 in cash. Income from securities lending amounted to $34,555 for the year ended July 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $110,592,258 as of July 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2002.

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                           2002          2001          2000         1999          1998
Net asset value, beginning of period                 $ 6.68        $10.29        $11.04       $11.18        $13.02
Income from investment operations:
Net investment income (loss)                           (.05)         (.02)         (.05)        (.06)         (.04)
Net gains (losses) (both realized and unrealized)     (1.79)        (1.40)         (.42)         .63          (.24)
Total from investment operations                      (1.84)        (1.42)         (.47)         .57          (.28)
Less distributions:
Distributions from realized gains                        --         (2.19)         (.28)        (.71)        (1.56)
Net asset value, end of period                       $ 4.84        $ 6.68        $10.29       $11.04        $11.18

Ratios/supplemental data
Net assets, end of period (in millions)                $130          $239          $416         $758          $864
Ratio of expenses to average daily net assets(c)      1.18%         1.06%         1.03%        1.05%         1.03%
Ratio of net investment income (loss)
   to average daily net assets                        (.75%)        (.21%)        (.31%)       (.54%)        (.30%)
Portfolio turnover rate
   (excluding short-term securities)                   154%          115%          243%         188%          145%
Total return(e)                                     (27.54%)      (13.88%)       (4.19%)       5.45%        (2.42%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                           2002          2001          2000         1999          1998
Net asset value, beginning of period                 $ 6.24        $ 9.84        $10.65       $10.90        $12.82
Income from investment operations:
Net investment income (loss)                           (.11)         (.08)         (.13)        (.14)         (.11)
Net gains (losses) (both realized and unrealized)     (1.65)        (1.33)         (.40)         .60          (.25)
Total from investment operations                      (1.76)        (1.41)         (.53)         .46          (.36)
Less distributions:
Distributions from realized gains                        --         (2.19)         (.28)        (.71)        (1.56)
Net asset value, end of period                       $ 4.48        $ 6.24        $ 9.84       $10.65        $10.90

Ratios/supplemental data
Net assets, end of period (in millions)                 $21           $43           $82         $153          $141
Ratio of expenses to average daily net assets(c)      1.96%         1.83%         1.80%        1.82%         1.79%
Ratio of net investment income (loss)
   to average daily net assets                       (1.53%)        (.98%)       (1.08%)      (1.30%)       (1.04%)
Portfolio turnover rate
   (excluding short-term securities)                   154%          115%          243%         188%          145%
Total return(e)                                     (28.21%)      (14.49%)       (4.97%)       4.65%        (3.16%)

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                           2002          2001          2000(b)
Net asset value, beginning of period                 $ 6.23        $ 9.84        $10.53
Income from investment operations:
Net investment income (loss)                           (.11)         (.08)         (.02)
Net gains (losses) (both realized and unrealized)     (1.65)        (1.34)         (.67)
Total from investment operations                      (1.76)        (1.42)         (.69)
Less distributions:
Distributions from realized gains                        --         (2.19)           --
Net asset value, end of period                       $ 4.47        $ 6.23        $ 9.84

Ratios/supplemental data
Net assets, end of period (in millions)                 $--           $--           $--
Ratio of expenses to average daily net assets(c)      2.06%         1.83%         1.80%(d)
Ratio of net investment income (loss)
   to average daily net assets                       (1.66%)       (1.01%)        (.97%)(d)
Portfolio turnover rate
   (excluding short-term securities)                   154%          115%          243%
Total return(e)                                     (28.25%)      (14.63%)       (6.55%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                           2002          2001          2000         1999          1998
Net asset value, beginning of period                 $ 6.74        $10.33        $11.07       $11.20        $13.03
Income from investment operations:
Net investment income (loss)                           (.04)         (.01)         (.04)        (.05)         (.03)
Net gains (losses) (both realized and unrealized)     (1.81)        (1.39)         (.42)         .63          (.24)
Total from investment operations                      (1.85)        (1.40)         (.46)         .58          (.27)
Less distributions:
Distributions from realized gains                        --         (2.19)         (.28)        (.71)        (1.56)
Net asset value, end of period                       $ 4.89       $  6.74        $10.33       $11.07        $11.20

Ratios/supplemental data
Net assets, end of period (in millions)                  $1            $1            $8          $83           $83
Ratio of expenses to average daily net assets(c)      1.00%          .86%          .87%         .96%          .96%
Ratio of net investment income (loss)
   to average daily net assets                        (.58%)        (.14%)        (.11%)       (.44%)        (.22%)
Portfolio turnover rate
   (excluding short-term securities)                   154%          115%          243%         188%          145%
Total return(e)                                     (27.45%)      (13.57%)       (4.08%)       5.55%        (2.34%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
26   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP DISCOVERY FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Discovery Fund, Inc. as of July 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2002, and the financial highlights for each of the years in the five-year period ended July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Discovery Fund, Inc. as of July 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 6, 2002

--------------------------------------------------------------------------------
27   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Board Members and Officers
Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                        Position held with       Principal           Other
address,                     Registrant and length    occupations         directorships
age                          of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
H. Brewster Atwater, Jr.     Board member             Retired chair and
4900 IDS Tower               since 1996               chief executive
Minneapolis, MN 55402                                 officer, General
Born in 1931                                          Mills, Inc.
                                                      (consumer foods)
---------------------------- ------------------------ ------------------- ------------------
Arne H. Carlson              Chair of the Board       Chair, Board
901 S. Marquette Ave.        since 1999               Services
Minneapolis, MN 55402                                 Corporation
Born in 1934                                          (provides
                                                      administrative
                                                      services to
                                                      boards), former
                                                      Governor of
                                                      Minnesota
---------------------------- ------------------------ ------------------- ------------------
Lynne V. Cheney              Board member since 1994  Distinguished       The Reader's
American Enterprise                                   Fellow, AEI         Digest
Institute                                                                 Association Inc.
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
---------------------------- ------------------------ ------------------- ------------------
Livio D. DeSimone            Board member             Retired chair of    Cargill,
30 Seventh Street East       since 2001               the board and       Incorporated
Suite 3050                                            chief executive     (commodity
St. Paul, MN 55101-4901                               officer,            merchants and
Born in 1936                                          Minnesota Mining    processors),
                                                      and Manufacturing   Target
                                                      (3M)                Corporation
                                                                          (department
                                                                          stores), General
                                                                          Mills, Inc.
                                                                          (consumer
                                                                          foods), Vulcan
                                                                          Materials
                                                                          Company
                                                                          (construction
                                                                          materials/chemicals),
                                                                          Milliken &
                                                                          Company
                                                                          (textiles and
                                                                          chemicals) and
                                                                          Nexia
                                                                          Biotechnologies,
                                                                          Inc.
---------------------------- ------------------------ ------------------- ------------------
Ira D. Hall                  Board member             Private investor;   Imagistics
Texaco, Inc.                 since 2001               formerly with       International,
2000 Westchester Avenue                               Texaco Inc.,        Inc. (office
White Plains, NY 10650                                treasurer,          equipment),
Born in 1944                                          1999-2001 and       Reynolds &
                                                      general manager,    Reynolds Company
                                                      alliance            (information
                                                      management          services), TECO
                                                      operations,         Energy, Inc.
                                                      1998-1999. Prior    (energy holding
                                                      to that,            company),  The
                                                      director,           Williams
                                                      International       Companies, Inc.
                                                      Operations IBM      (energy
                                                      Corp.               distribution
                                                                          company)
---------------------------- ------------------------ ------------------- ------------------
Heinz F. Hutter              Board member             Retired president
P.O. Box 2187                since 1994               and chief
Minneapolis, MN 55402                                 operating
Born in 1929                                          officer, Cargill,
                                                      Incorporated
                                                      (commodity
                                                      merchants and
                                                      processors)
---------------------------- ------------------------ ------------------- ------------------
Anne P. Jones                Board member             Attorney and        Motorola, Inc.
5716 Bent Branch Rd.         since 1985               consultant          (electronics)
Bethesda, MD 20816
Born in 1935
---------------------------- ------------------------ ------------------- ------------------

--------------------------------------------------------------------------------
28   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                        Position held with       Principal           Other
address,                     Registrant and length    occupations         directorships
age                          of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
Stephen R. Lewis, Jr.        Board member             Retired president
901 S. Marquette Ave.        since 2002               and professor of
Minneapolis, MN 55402                                 economics,
Born in 1939                                          Carleton College
---------------------------- ------------------------ ------------------- ------------------
William R. Pearce            Board member             RII Weyerhaeuser
2050 One Financial Plaza     since 1980               World Timberfund,
Minneapolis, MN 55402                                 L.P. (develops
Born in 1927                                          timber resources)
                                                      - management
                                                      committee; former
                                                      chair, American
                                                      Express Funds
---------------------------- ------------------------ ------------------- ------------------
Alan G. Quasha               Board member             President,          Compagnie
720 Fifth Avenue             since 2002               Quadrant            Financiere
New York, NY 10019                                    Management, Inc.    Richemont AG
Born in 1949                                          (management of      (luxury goods)
                                                      private equities)
---------------------------- ------------------------ ------------------- ------------------
Alan K. Simpson              Board member             Former three-term   Biogen, Inc.
1201 Sunshine Ave.           since 1997               United States       (bio-pharmaceuticals)
Cody, WY 82414                                        Senator for
Born in 1931                                          Wyoming
---------------------------- ------------------------ ------------------- ------------------
C. Angus Wurtele             Board member             Retired chair of    Bemis
4900 IDS Tower               since 1994               the board and       Corporation
Minneapolis, MN 55402                                 chief executive     (packaging)
Born in 1934                                          officer,
                                                      The Valspar
                                                      Corporation
---------------------------- ------------------------ ------------------- ------------------


Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                        Position held with       Principal           Other
address,                     Registrant and length    occupations         directorships
age                          of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
David R. Hubers              Board member             Retired chief       Chronimed Inc.
50643 AXP Financial Center   since 1993               executive officer   (specialty
Minneapolis, MN 55474                                 and director of     pharmaceutical
Born in 1943                                          AEFC                distribution),
                                                                          RTW Inc.
                                                                          (manages workers
                                                                          compensation
                                                                          programs),
                                                                          Lawson Software,
                                                                          Inc. (technology
                                                                          based business
                                                                          applications)
---------------------------- ------------------------ ------------------- ------------------
John R. Thomas               Board member             Senior vice
50652 AXP Financial Center   since 1987,              president -
Minneapolis, MN 55474        president                information and
Born in 1937                 since 1997               technology of AEFC
---------------------------- ------------------------ ------------------- ------------------
William F. Truscott          Board member             Senior vice
53600 AXP Financial Center   since 2001,              president - chief
Minneapolis, MN 55474        vice president           investment
Born in 1960                 since 2002               officer of AEFC;
                                                      former chief
                                                      investment
                                                      officer and
                                                      managing
                                                      director, Zurich
                                                      Scudder
                                                      Investments
---------------------------- ------------------------ ------------------- ------------------


--------------------------------------------------------------------------------
29   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age           Position held with       Principal           Other
                             Registrant and length    occupations         directorships
                             of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
Jeffrey P. Fox               Treasurer                Vice president -
50005 AXP Financial Center   since 2002               investment
Minneapolis, MN 55474                                 accounting, AEFC,
Born in 1955                                          since 2002;  vice
                                                      president -
                                                      finance,
                                                      American Express
                                                      Company, 2000-2002;
                                                      vice president -
                                                       corporate
                                                      controller,
                                                      AEFC, 1996-2000
---------------------------- ------------------------ ------------------- ------------------
Leslie L. Ogg                Vice president,          President of
901 S. Marquette Ave.        general counsel          Board Services
Minneapolis, MN 55402        and secretary            Corporation
Born in 1938                 since 1978
---------------------------- ------------------------ ------------------- ------------------
Stephen W. Roszell           Vice president           Senior vice
50239 AXP Financial Center   since 2002               president -
Minneapolis, MN 55474                                 institutional
Born in 1949                                          group of AEFC
---------------------------- ------------------------ ------------------- ------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.


--------------------------------------------------------------------------------
30   --   AXP DISCOVERY FUND   --   2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging  Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified  Equity  Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental  Value Fund
AXP Partners International  Select  Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt  Income  Funds
AXP Bond Fund
AXP Cash  Management  Fund**
AXP Extra  Income Fund
AXP Federal  Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State  Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money  Fund**
AXP U.S.  Government  Mortgage  Fund

Sector  Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund

*    Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (9/02)

AXP Discovery Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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This report must be accompanied  or preceded by the Fund's  current  prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6457 X (9/02)